

YOUNGEVITY®
INTERNATIONAL

OTCQX:YGYI
Investor Presentation

May-17

Forward-Looking Statements

This Presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, on Youngevity's current expectations and projections about future events. In some cases forward-looking statements can be identified by terminology such as "may," "should," "potential," "continue," "expects," "anticipates," "plans," "believes," "estimates" "indicates," and similar expressions. A number of statements contained in this discussion and analysis are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the applicable statements. You are cautioned not to place undue reliance on these forward-looking statements. The nature of our business makes predicting the future trends of our revenues, expenses and net income difficult. The risks and uncertainties involved in our businesses could affect the matters referred to in such statements and it is possible that our actual results may differ materially from the anticipated results indicated in these forward looking statements. Important factors that could cause actual results to differ from those in the forward-looking statements include, but are not limited to: our ability to meet our financial obligations; the relative success of marketing and advertising; the continued attractiveness of our lifestyle and diet programs; competition, including price competition and competition with self-help weight loss and medical programs; our ability to obtain and continue certain relationships with the providers of popular nutrition and fitness approaches and the suppliers of our meal delivery service; adverse results in litigation and regulatory matters, more aggressive enforcement of existing legislation or regulations, a change in the interpretation of existing legislation or regulations, or promulgation of new or enhanced legislation or regulations; and, general economic and business conditions and other factors described in Youngevity's annual report on Form 10-K for the year ended December 31, 2016, subsequent quarterly reports on Form 10-Qs and any other filings we make with the SEC. The information in the presentation is provided only as of the date presented, and we undertake no obligation to update any forward-looking statements-contains in this presentation on account of new information, future events, or otherwise, except as required by law.

Company Overview

Market Data

Ticker (OTCQX)	YGYI
Stock (04/21/2017)	$0.26
52-Wk Range	$0.23 - $0.32
Avg. Vol (3m)	80,000
Shares Outstanding	393M
Market Cap	$102.0M
Insider Ownership	77%

Youngevity International, Inc., a leading omni-direct lifestyle company, is a developer and distributor of over 5,000 health and wellness related products and services, ranging from nutritional products to apparel and fashion accessories, through a global "consumer cloud" of independent direct selling networks. The Company is currently generating revenue from their two premium product pipelines: Direct Sales (89% of revenue) and Commercial Coffee segments (11% of revenue).

YOUNGEVITY

Investment Highlights

- ❖ Among the Top 100 Global Direct Selling Companies*
- ❖ Operates in high growth industries, Direct Selling and Coffee
- ❖ Committed to expansion through organic growth, mergers and acquisitions
- ❖ Annual revenue growth from $75 million in 2012 to $163 million in 2016
- ❖ Experienced management team
- ❖ New technology driven web platform supporting global e-commerce and social selling platforms
- ❖ Has begun uplisting process to NASDAQ

*Direct Selling News, an informative direct selling industry magazine

YOUNGEVITY

Management Team



Steve Wallach
Chairman and Chief Executive Officer

- Two decades of direct sales experience
- Previously CEO, AL Global Corp., d/b/a Youngevity Essential Life Sciences
- Positioned the Company for steady growth organically and through M&A



Dave Briskie
President, Chief Financial Officer

- Previously CEO Javalution Coffee Company, including JavaFit® and Café La Rica brands, acquired by YGYI in July 2011
- Category creator of functional gourmet coffee
- Previously CEO, Drew Pearson Marketing, Inc. (DPM), designer and manufacturer of licensed, private label, and fashion headwear with many Fortune 500 clients



Michelle Wallach
Chief Operating Officer

- Joined and launched Youngevity in 1996 with the Wallach family
- 20 years experience in network direct sales and management
- Previously developed a successful nutritional health product distributorship



Dr. Joel Wallach
DVM, ND, Co-Founder

- Biomedical research pioneer with over 40 years in Veterinary Medicine
- Renowned for groundbreaking research on health benefits of selenium and other minerals
- Founded American Longevity in 1997, currently Youngevity®
- Lectures across the world on therapeutic benefits of vitamins and minerals



Dr. Ma Lan
MD, MS, Co-Founder

- MD, Beijing Medical University; Master's degree, Transplant Immunology, Zhong-Shan Medical University
- Research has resulted in ten papers published in peer-reviewed journals
- Exchange scholar, Harvard Medical School



Brad Kenson
Chief Technology Officer

- 25 years technology experience includes e-tailing, order management and back office
- Developer of MK Collab e-boutiques and My Anthology web experience



Loren Castronovo
Chief Marketing Officer

- 30+ years in marketing for top beauty and fashion brands such as Chanel, Estée Lauder and Revlon, as well as companies within the direct selling channel, including Mary Kay and Creative Memories.
- Has won numerous awards including 21 Addy Awards; [Direct Selling Association] Ethos Awards in Education/Leisure, Product Innovation, and Sales and Marketing; 2011 Rebrand Award and the 2011 Minnesota Best Brand.



Alex Theis
VP of Distributor Relations and Training

- Previously VP of Sales and Marketing at Life Force International
- Experienced in developing sales initiatives, international management large customer service teams.
- Author of Amazon bestseller "Stop Pitching and Start Connecting: Social Media Strategies for Network Marketing"

YOUNGEVITY INTERNATIONAL

- **Offers nutritional and lifestyle products and services through a global direct selling platform**
- **Scalable and Sustainable Global Expansion**
  - International markets represent a great future opportunity
  - Only 9% of current sales revenue is derived from outside the U.S.
- **International locations:**
  - New Zealand, Mexico, Russia, Singapore, Taiwan, Malaysia, Hong Kong, Philippines
- **More than 5,000 high-quality consumer products**

- Nutritional Supplements
- Weight Management
- Health and Wellness
- Skincare and Cosmetics
- Gourmet Coffee
- Packaged Foods
- Lifestyle Products
- Apparel and Accessories
- Business Lending
- Telecare Health Services
- Pet Care
- Home and Garden

New Web Portal

Launching, May 2017


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YOUNGEVITY.
OPPORTUNITY
ABOUT US
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LIVE THE LIFE YOU WANT
Welcome, passionate purists, mindful go-getters and glass half-full types. You're in good company here, whether you're looking to build your own successful business; discover trusted products that you can't find anywhere else; or just live a better, more balanced life. We have much to offer, so pick your passion and swap where you shop.
This is where betterment begins.
Health & Nutrition
Home & Family
Food & Beverage
Spa & Beauty
Apparel & Jewelry
Services

New Web-Based Photo E-Commerce Platform

Launching, May 2017



YOUNGEVITY.COM | OURMEMORIESFORLIFE.COM | HERITAGE MAKERS.COM | MYANTHOLOGY.COM
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JOURNEY
Recount life's journeys in Photo books.
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MY ICELAND TRIP

The Youngevity Modern Marketplace

Youngevity as a "Parent Brand"



HOME & FAMILY
FOOD & BEVERAGE
SPA & BEAUTY
YOUNGEVITY
NUTRITION & WELLNESS
APPAREL & JEWELRY
SERVICES


CLR
ROASTERS

- **Coffee roasting operation based in Miami, FL**
  - Café La Rica - 5th best selling espresso brand in the nation
- **Roasting capability of 10 million pounds per year in a 50k sq. ft. state-of-the-art facility with services including:**
  - Toll Roasting
  - Creating Custom Blends
  - Green Coffee Purchasing
  - Green Coffee Distribution
  - Private Label
  - Brand Building
  - Package Designing
  - Marketing Opportunities


Josie's
Java
House

- **Wide range of products and distribution network including own boutique brands, hospitality, cruise lines, wholesalers, retailers, grocery chains, direct sellers, and office coffee services**
  - Publix
  - Rothfos Corp
  - Carnival Cruise Lines
  - Sam's Club
  - Walmart
  - Winn-Dixie
  - Norwegian Cruise Lines
  - Miami Marlins MLB Stadium


Gourmet Espresso
Café La Rica
ESPRESSO
NET WT. 10 oz. (284 g)

- **CLR entered Single-Serve Market**
  - K-Cups launched in May 2015


CLR
ROASTERS

Vertically Integrated Field to Cup

- **Currently own a coffee plantation and state-of-the-art dry-processing facility in Matagalpa, Nicaragua**
  - Second plantation under contract
  - Sustainable farming methods used to increase yields and achieve cost savings
  - Historically known for high quality coffee production
  - 1,000 acres under management produce 100% Arabica coffee beans
    - Gourmet coffees almost exclusively high-quality mild varieties of Arabica coffee
- **USDA Organic, Rainforest Alliance Certified™, Fair Trade Certified™, and Bird Friendly Certified**
  - Provides significant margin improvement in green coffee markets
- **Plantation, dry-processing facility and existing U.S. based facilities allows CLR to control coffee production process from field to cup**





Café La Rica: Official Coffee of the Miami Marlins

<u>Prestigious Brand Status w/Major League Baseball's Miami Marlins</u>

- This Co-Branding opportunity with the Miami Marlins is expected to further enhance Cafe La Rica's relationship with its retail partners.
- Through this partnership, we'll provide a **branded Café La Rica coffee cart in the main promenade** of the ballpark; enjoy messaging on the **LED Ribbon Board** during the "7th Inning Stretch Marlins Vision feature;" offer **90-second promotional spots** on the in-park television network during all regular season home games; utilize **first and third baseline rotational signage**; and be able to **utilize the trademarks of the Marlins** on its packaging.

"The Marlins are honored to partner with such a respected member of the Miami business community."

-Brendan Cunningham, Vice President of Corporate Partnerships for the Miami Marlins.


Café La Rica


Café La Rica
MIAMI
CLR


NYM
MIA

YOUNGEVITY

International Expansion

Global Strategy

- **Countries identified as having immediate national growth potential serving as an entry point for long term expansion into neighboring countries**

- **Focused on three key regions: Latin America, Southeast Asia, and Eastern Europe**
  - **Established offices and product approval in New Zealand, Moscow, Singapore, Philippines and Mexico**
  - **2017 acquisitions added distribution to Taiwan, Hong Kong, Malaysia and Indonesia**







YOUNGEVITY

Mergers & Acquisitions

- **March 2017 – BellaVita**
  - Whole food beverages, essential oils and anti-aging skin care products based on the Mediterranean diet
- **March 2017 – RicoLife32**
  - Marketer of nutritionally charged teas, beneficial beverages and supplements incorporating camellia sinensis, known as "purple tea"
- **September 2016 – Legacy for Life**
  - Science based company and producer of i26, a product made from hyperimmune whole dried egg, which is the key ingredient in Legacy for Life nutritional supplement products including products for pets
- **August 2016 – Nature's Pearl**
  - Grower, manufacturer, and direct seller of Muscadine grape products, including nutritional supplements, skin care and Muscadine juice
- **August 2016 – Renew Interests**
  - Manufacturer and distributor of SOZO Global Coffee and Integris brands

Mergers & Acquisitions

- **March 2016- Telecare**
  - Provides direct access to doctors and medical care via telephone, video or app for a monthly fee
- **March 2016- Small Business Lending**
  - Business term loans from $10K to $500K same day approval, capital within 3 days
- **January 2016- South Hill Designs**
  - Direct-sales and proprietary jewelry company specializing in customized lockets and charms
- **June 2015 – Paws Group (For Tails Only)**
  - Direct-sales company offering an exclusive pet boutique carrying treats, grooming and bath products for dogs and cats
- **May 2015 – Mialisia & Co.**
  - Direct-sales jewelry company specializing in VeraStyle™ jewelry, interchangeable jewelry
- **March 2015 – JD Premium**
  - Dietary supplement products which boost energy, Vitamin D, and fight inflammation
- **Feb. 2015 – Sta Natural**
  - Supplement products which support natural health and wellness for pets and people

Youngevity TELECARE

DAVID ALLEN CAPITAL, INC.
Simple and Fast Business Capital

south hill DESIGNS

For Tails Only

Sta NATURAL

YOUNGEVITY

Mergers & Acquisitions

- **Jan. 2015 – Launched MK Collaboration**
  - Designs, manufactures, and distributes designer fashions, jewelry, and accessories
  - Offers individuals opportunity to become fashion entrepreneurs through their own eBoutique website
- **Oct. 2014 – RESTART Your Life**
  - Dietary supplement company which provide immune system support products and therapeutic skin lotions
- **June 2014 – Beyond Organic**
  - Products designed to help minimize toxins and maximize nutrients from cleansing and detoxification to nutrient dense diary products
- **May 2014 – Good Herbs**
  - Produce high quality herbal products through no-heat, traditional method of herbal production and give the choice of from the wild or organically grown

Growth Strategy

- **Continue to expand unique business model which includes:**
  - Broaden product range to growing database of distributors and customers
  - Goal is to build a community similar to other online marketers such as Amazon
- **Continue to support global expansion strategy, launched in 2014**
- **Committed to aggressive expansion through organic growth, mergers and acquisitions**
- **New Technology Center supports E-commerce and social commerce experience for distributors and consumers**

Income Statement Highlights

$/000's	FY 2016	FY 2015	FY 2014	FY 2013
Gross Revenue	$162,667	$156,597	$134,043	$85,627
Gross Profit	98,137	92,969	76,325	51,301
Operating Expenses	95,622	87,563	72,956	46,949
Operating Income	2,515	5,406	3,369	4,352
Interest Expense	4,474	4,491	2,356	1,249
Net Income (Loss)	(398)	(1,706)	5,369	2,651
ADJUSTED EBITDA	6,772	9,215	6,589	7,279

* Fiscal year ends Dec. 31

Adjusted EBITDA is a non-GAAP financial measure. YGYI calculates adjusted EBITDA by taking net income (loss), and adding back the expenses related to interest, income taxes, depreciation, amortization, stock based compensation expense, change in the fair value of the warrant derivative, non-cash impairment loss and debt extinguishment gain or loss, as each of those elements are calculated in accordance with GAAP.

YOUNGEVITY

Balance Sheet Highlights

$/000's	FY 2016	FY 2015	FY 2014	FY 2013
Cash and Equivalents	$869	$3,875	$2,997	$4,320
Net Receivables	3,025	2,508	2,901	1,127
Inventory	21,492	17,977	11,783	5,973
Other Assets	3,087	2,412	3,753	1,209
Total Current Assets	28,473	26,772	21,434	12,629
Goodwill and Intangible Assets	21,237	20,039	20,839	17,555
Other Assets	16,298	14,520	13,459	4,669
Total Assets	66,008	61,329	55,732	34,853
Accounts Payable	16,038	14,843	11,916	6,713
Short/Current Long Term Debt	5,013	5,547	6,729	1,412
Other Current Liabilities	4,259	3,157	5,552	3,456
Total Current Liabilities	25,310	23,547	24,197	11,581
Long Term Debt	21,700	18,901	12,946	11,050
Total Liabilities	47,010	42,448	37,143	23,151
Total Stockholder Equity	18,998	18,881	18,589	11,702

Fiscal year ends Dec. 31

Key Takeaways

- Among the Top 100 Global Direct Selling Companies*
- Operates in high growth industries, Direct Selling and Coffee
- Committed to aggressive expansion through organic growth, mergers and acquisitions
- Annual revenue growth from $75 million in 2012 to $163 million in 2016
- Experienced management team
- New technology driven web platform supporting global e-commerce and social selling platforms
- Has begun uplisting process to NASDAQ

*Direct Selling News, an informative direct selling industry magazine

YOUNGEVITY



YOUNGEVITY
INTERNATIONAL

Contact Information
Dave Briskie, President and CFO
800.982.3189
dbriskie@ygyi.com